UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2014

Molycorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                  Change in Registrant’s Certifying Accountant.

On March 19, 2014, the Audit and Ethics Committee (the “Committee”) of the Board of Directors of Molycorp, Inc. (the “Company”) approved the appointment of PricewaterhouseCoopers LLP (Canada) (“PwC Canada”) as the Company’s new independent registered public accounting firm beginning with the review of the Company’s financial statements for the quarter ending March 31, 2014. On March 19, 2014, the Committee also approved the dismissal of PricewaterhouseCoopers LLP (U.S.) (“PwC U.S.”) as the Company’s independent registered public accounting firm effective March 19, 2014.

The audit report of PwC U.S. on the consolidated financial statements of the Company for the years ended and as of December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 19, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) between the Company and PwC U.S. However, during such periods, there were “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The reportable events included a material weakness as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2012, and Annual Report on Form 10-K for the year ended December 31, 2013 and in Item 4 of the Company’s Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2013, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. This material weakness related to not maintaining a sufficient complement of accounting and financial reporting personnel. In addition, as disclosed in Item 9A of the Company’s Annual Report in Form 10-K for the year ended December 31, 2013, there was an additional material weakness related to not designing and maintaining effective controls over restricted access, automated controls and change management activities within a recently implemented ERP system, and certain personnel had the ability to prepare and post journal entries without independent review by someone other than the preparer. PwC U.S.’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2013, which was included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission (“SEC”) on March 3, 2014, contained an adverse opinion thereon. The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with PwC U.S., and has authorized PwC U.S. to respond fully to the inquiries of PwC Canada concerning such material weaknesses.

The Company engaged PwC Canada as the Company’s new registered public accounting firm on March 19, 2014. During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through March 19, 2014, neither the Company nor anyone acting on its behalf has consulted with PwC Canada with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC Canada concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC U.S. with a copy of the disclosure it is making in this Current Report on Form 8-K (the “Report”) prior to the time this Report was filed with the SEC. The Company requested that PwC U.S. furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PwC U.S.’s letter, dated March 21, 2014, is filed as Exhibit 16.1 to this Report.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP (U.S.), dated March 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Kevin W. Johnson
		Name:	Kevin W. Johnson
		Title:	Executive Vice President and General Counsel

Date: March 21, 2014

Exhibit Index

Exhibit Number	Description

16.1	Letter of PricewaterhouseCoopers LLP (U.S.), dated March 21, 2014